UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM 8-K/A



                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 3, 2006

                      Online Vacation Center Holdings Corp.
                      -------------------------------------
             (Exact name of registrant as specified in its charter)



          Florida                         0-32137                65-0701352
          -------                         -------                ----------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
       of incorporation)                                    Identification No.)

    1801 N.W. 66th Avenue, Plantation, Florida                       33313
    ------------------------------------------                       -----
     (Address of principal executive offices)                     (Zip Code)

       Registrant's telephone number, including area code: (954) 377-6400
                                                           --------------

                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This report on Form 8-K/A amends the Company's previously filed Form 8-K on October 3, 2006.

Item 1.01 Entry Into a Material Definitive Agreement

On October 3, 2006, Online Vacation Center Holdings Corp. consummated the acquisition of La Fern, Inc., a Miami Lakes, Florida travel agency, operating as eLeisureLink.com, that provides a one stop location for great vacation values, pursuant to the terms of an Acquisition Agreement, dated October 3, 2006, by and among Online Vacation Center Holdings Corp., a Florida corporation, La Fern, Inc. d/b/a/ Leisure Link International, a Florida corporation, and Lawrence Fishkin, an individual.

Pursuant to the Acquisition Agreement, Online Vacation Center Holdings Corp. purchased and acquired all of the issued and outstanding ownership interests of La Fern, Inc. for $ 25,000 cash and a $ 375,000 Convertible Note, bearing interest at 6% per annum, with principal payable at maturity of October 1, 2009 and interest payable semi-annually on April 1, 2007 and on each April 1 and October 1 thereafter. The note may not be prepaid and shall be convertible at the election of Holder prior to maturity into 187,500 shares of Online Vacation Center Holdings Corp. common stock at a conversion price equal to $2.00 per share.

The foregoing description of the Acquisition Agreement and the transactions consummated thereby is qualified in its entirety by reference to the Acquisition Agreement attached as Exhibit 2.1 hereto and the press release attached as
Exhibit 99.1 hereto, and incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets
On October 3, 2006, Online Vacation Center Holdings Corp. consummated the acquisition of La Fern, Inc., a Miami Lakes, Florida travel agency, operating as eLeisureLink.com, that provides a one stop location for great vacation values, pursuant to the terms of an Acquisition Agreement, dated October 3, 2006, by and among Online Vacation Center Holdings Corp., a Florida corporation, La Fern, Inc. d/b/a/ Leisure Link International, a Florida corporation, and Lawrence Fishkin, an individual. The information set forth in Item 1.01 above is incorporated into this Item 2.01 by reference.

Item 9.01  Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired. The financial statements required under Item 9.01(a) of La Fern, Inc. are attached to this report.

(b) Proforma Financial Information. Proforma financial information at December 31, 2005 are attached to this report.

(d) Exhibits.

2.1 Acquisition Agreement, dated October 3, 2006, by and among Online Vacation Center Holdings Corp., La Fern, Inc., and Lawrence Fishkin.*

99.1 Press Release dated October 3, 2006*

*Previously filed on Form 8-K current report on October 3, 2006.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: December 13, 2006                  ONLINE VACATION CENTER HOLDINGS CORP.


                                         BY: /s/ EDWARD B. RUDNER
                                             ----------------------------
                                             Edward B. Rudner
                                             Chief Executive Officer

                                  La Fern, Inc.
                                      d/b/a
                           Leisure Link International



                                TABLE OF CONTENTS
                                -----------------



                                                                                                          PAGE
                                                                                                          ----
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                                                     1

FINANCIAL STATEMENTS

   Balance Sheets                                                                                           2

   Statements of Income                                                                                     3

   Statements of Changes in Stockholder's Deficit                                                           4

   Statements of Cash Flows                                                                                 5

   Notes to Financial Statements                                                                          6-11

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



To the board of directors and shareholders of La Fern, Inc. d/b/a
      Leisure Link International,

We have audited the accompanying balance sheets of La Fern, Inc. d/b/a Leisure Link International as of December 31, 2005 and 2004 and the related statements of operations, changes in stockholders' deficit and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of La Fern, Inc. d/b/a Leisure Link International for December 31, 2005 and 2004 and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.





/s/ Jewett, Schwartz & Associates

December 6, 2006
Hollywood, Florida

                   LA FERN INC., d/b/a LEISURE LINK INTERNATIONAL

                                    BALANCE SHEETS

                                     DECEMBER 31,


                                                                                                 2005                2004
                                                                                           -----------------   -----------------
                                     ASSETS


Cash                                                                                       $          5,910    $             --
Accounts receivable                                                                                  12,254              12,206
                                                                                           -----------------   -----------------
         Total current assets                                                                        18,164              12,206

Fixed asset, net                                                                                     18,515              21,758

Other assets                                                                                          8,112               8,112
                                                                                           -----------------   -----------------

         Total Assets                                                                      $         44,791    $         42,076
                                                                                           =================   =================


LIABILITIES AND STOCKHOLDERS' DEFICIT

Current Liabilities:
   Cash overdraft                                                                          $             --    $          1,763
   Accounts payable and accrued liabilities                                                         132,153              89,579
   Deferred revenue                                                                                 117,769              78,475
                                                                                           -----------------   -----------------
         Total current liabilities                                                                  249,922             169,817
                                                                                           -----------------   -----------------

         Total Liabilities                                                                          249,922             169,817
                                                                                           -----------------   -----------------

Commitments and contingencies

Stockholder's Deficit
   Common stock:  $.01 par value, 100 shares authorized, issued,
    and outstanding                                                                                       1                   1
Additional paid in capital                                                                          737,465             752,793
Accumulated deficit                                                                                (942,597)           (880,535)
                                                                                           -----------------   -----------------
         Total stockholder's deficit                                                               (205,131)           (127,741)
                                                                                           -----------------   -----------------

         Total Liabilities and Stockholder's deficit                                       $         44,791    $         42,076
                                                                                           =================   =================



              See accompanying notes to the financial statements.

                 LA FERN, INC,. d/b/a LEISURE LINK INTERNATIONAL
                            STATEMENTS OF OPERATIONS
                        FOR THE YEARS ENDED DECEMBER 31,



                                                   2005          2004
                                               -------------  ------------
NET REVENUE                                    $    612,710   $   308,638

COST OF GOODS SOLD                                  (11,465)           --
                                               -------------  ------------

  GROSS PROFIT                                      601,245       308,638
                                               -------------  ------------

Expense
      Selling expense                               356,808       291,341
      General and administrative expense            293,114       287,018
                                               -------------  ------------
                                                    649,921       578,358
                                               -------------  ------------

Interest expense                                     13,386        10,905
                                               -------------  ------------

  Net loss                                     $    (62,062)  $  (280,625)
                                               =============  ============

Weighted average shares oustanding -
  basic and diluted                                     100           100
                                               =============  ============

Loss per share - basic and diluted             $    (620.62)  $ (2,806.25)
                                               =============  ============














              See accompanying notes to the financial statements.

                 LA FERN INC., d/b/a LEISURE LINK INTERNATIONAL
                  STATEMENT OF CHANGES IN STOCKHOLDER'S DEFICIT
                        FOR THE YEARS ENDED DECEMBER 31,





                                               Common Stock
                                   -------------------------------------
                                    Shares Issued                              Additional         Accumulated       Total
                                   and Outstanding       $.01 Par Value      Paid In Capital        Deficit        Equity
                                   -----------------     ---------------    ----------------   ---------------  -------------

    Balance, January 1, 2004                    100      $            1     $      636,543          (599,910)          36,634

    Net shareholder contributions                                                  116,250                            116,250
    Net loss                                                                                        (280,625)        (280,625)

                                   -----------------     ---------------    ---------------    --------------   --------------
    Balance, December 31, 2004                  100      $            1            752,793     $    (880,535)   $    (127,741)

    Distributions                                                                  (15,328)                           (15,328)
    Net loss                                                                                         (62,062)         (62,062)

                                   -----------------     ---------------    ---------------    --------------   --------------
    Balance, December 31, 2005                  100      $            1     $      737,465     $    (942,597)   $    (205,131)
                                   =================     ===============    ===============    ==============   ==============





















              See accompanying notes to the financial statements.

                 LA FERN INC., d/b/a LEISURE LINK INTERNATIONAL
                            STATEMENTS OF CASH FLOWS
                            YEARS ENDED DECEMBER 31,

                                                                            2005                2004
                                                                       ----------------   -----------------
Cash Flows from Operating Activities:
  Net loss                                                             $       (62,062)   $       (280,625)
   Adjustments to reconcile net loss to net
      cash provided by (used in) operating activities:
        Depreciation and amortization                                            3,243               4,629
    Changes in operating assets and liabilities:
         Account receivable                                                        (48)            (12,206)
         Accounts payable                                                       42,574              89,579
         Deferred revenue                                                       39,294              78,475
                                                                       ----------------   -----------------
           Net cash provided by (used in) operating activities                  23,001            (120,148)


Cash Flows from Financing Activities:
    Net shareholder contributions                                                    -             116,250
    Net shareholder distributions                                              (15,328)                  -
                                                                       ----------------   -----------------
            Net cash provided by (used in) financing activities                (15,328)            116,250
                                                                       ----------------   -----------------

Net increase (decrease) in cash                                                  7,673              (3,898)

Cash, Beginning of Year                                                         (1,763)              2,135
                                                                       ----------------   -----------------

Cash, End of Year                                                      $         5,910    $         (1,763)
                                                                       ================   =================

Supplemental Disclosures:
   Cash paid for interest                                              $        13,386    $         10,904
                                                                       ================   =================
   Cash paid for taxes                                                 $           630    $          1,360
                                                                       ================   =================










              See accompanying notes to the financial statements.

                               La Fern, Inc. d/b/a
                           Leisure Link International

                          NOTES TO FINANCIAL STATEMENTS


NOTE 1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         Company Background

         La Fern Inc. (the Company), a Florida corporation founded in 1998, conducts business under its Leisure Link International brand and the related internet website, eLeisuireLink.com. Its primary role is as a travel agency, whereby the Company provides travel services such as vacation packages, hotel rooms, airfare, rental cars, and cruises at discounted prices. The company's mission is to provide uniquely valuable vacations in a friendly and convenient manner, offer a one-stop location for the world's greatest vacation values in a convenient and leisurely manner, and to eliminate the need to shop around for discount vacations by providing the foremost site for value travel in a convenient and leisurely manner. Customers can utilize the Company's services either through the website or via telephone.

         Revenue Recognition

         The Company presents revenue in accordance with the provision of Staff Accounting Bulletin (SAB) No. 104 "Revenue Recognition in Financial Statements", which states that revenue is realized or realizable and earned when all of the following criteria are met: Persuasive evidence of an arrangement exists, delivery has occurred or services have been rendered, the seller's price to the buyer is fixed or determinable, and collectibility is reasonably assured. In addition, the Company also presents revenue in accordance with Emerging Issues Task Force (EITF) Issue No. 99-19, "Reporting Revenue Gross as a Principal versus Net as an Agent", which includes the weighing of the relevant qualitative factors regarding the Company's status as a primary obligor and the extent of their pricing latitude.

         The primary source of the Company's revenue is commissions earned on the sale of vacation packages, hotel rooms, airfare, rental cars, and cruises for suppliers of these products. The method of net revenue presentation does not impact operating profit, net income, earnings per share or cash flows. Based upon the Company's evaluation of sales transactions and in accordance with the various indicators identified in EITF Issue No. 99-19, the Company's suppliers assume the majority of the business risks such as providing the service and the risk of unsold travel packages. As such, these sales transactions are to be recorded at the net amount, which is the amount charged to the customer less the amount to be paid to the supplier. Sales transactions are billed to customers at the time of booking, however revenue is not recognized on the accompanying financial statements until the customer's travel departure.

                               La Fern, Inc. d/b/a
                           Leisure Link International

                          NOTES TO FINANCIAL STATEMENTS

         For select products, the Company pre-purchases travel products and resells it to consumers. The Company's evaluation of sales transactions and in accordance with the various indicators identified in EITF Issue No. 99-19, the Company assumes the majority of the business risks, such as the risk of unsold travel packages. As such, all sales transactions for these select products are to be recorded at the gross amount, with the cost of the travel packages recorded as cost of sales. Sales transactions are billed to customers at the time of booking, however revenue is not recognized on the accompanying financial statements until the customer's travel departure.

         Use of Estimates

         The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure at the date of the financial statements and during the reporting period. The most significant of the estimates relates to third-party payer contractual allowances and the allowance for doubtful accounts. It is reasonably possible that these estimates will change in the near term due to one or more future confirming events. Accordingly, actual results could differ from those estimates.

         Cash and Cash Equivalents

         The Company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents. At December 31, 2005 and 2004 cash and cash equivalents include cash on hand and cash in the bank.

         Commissions Receivable

         Suppliers generally pay commissions between 60 days before to 90 days after travel has commenced and overrides in the first quarter following the year earned. The Company determines its allowance by considering a number of factors, including the length of time trade accounts receivable are past due, the Company's previous loss history, the specific supplier's current ability to pay its obligation to the Company and the condition of the general economy and the industry as a whole. Based on the above factors, the Company has made no allowance for doubtful accounts as of December 31, 2005 and 2004 as all amounts are considered fully collectible.

                               La Fern, Inc. d/b/a
                           Leisure Link International

                          NOTES TO FINANCIAL STATEMENTS

         Property and Equipment

         Property and equipment are recorded at cost and depreciation is provided using the straight-line method over the estimated useful lives of the assets.

         Major replacements and betterments are capitalized and depreciated over the remaining useful lives of the assets.

         Income Taxes

         Federal and state income tax regulations do not require a Sub Chapter S Corporation to pay income taxes. Rather each member's allocable share of the Company's profit or loss is reported in each member's individual income tax return. Accordingly, no provision or liability for income taxes is reflected in the accompanying financial statements.

         Concentration of Credit Risk

         Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of commissions receivable.

         Impairment of Long-lived Assets

         The Company reviews long-lived assets for impairment whenever circumstances and situations change such that there is an indication that the carrying amounts may not be recovered. At December 31, 2005 and 2004 the Company believes that there has been no impairment of its long-lived assets.

         Fair Value of Financial Instruments

         The Company's financial instruments include cash and commissions receivable. The carrying amount of these financial instruments has been estimated by management to approximate fair value.

         Earnings Per Share

         Basic earnings per share is computed by dividing net income available to common shareholders by the weighted average number of common shares outstanding during the period. Diluted earnings per share reflects the potential dilution that could occur if stock options and other commitments to issue common stock were exercised or equity awards vest resulting in the issuance of common stock that could share in the earnings of the Company.

                               La Fern, Inc. d/b/a
                           Leisure Link International

                          NOTES TO FINANCIAL STATEMENTS

         Recent Accounting Pronouncements

         Share-Based Payment

         In December 2004, the FASB issued SFAS No. 123 (revised 2004), "Share--Based Payment" (SFAS No. 123(R)). This statement is a revision of SFAS No. 123, "Accounting for Stock--Based Compensation," and supersedes APB Opinion No. 25, "Accounting for Stock Issued to Employees," and its related implementation guidance. In March 2005, the Securities and Exchange Commission (SEC) issued Staff Accounting Bulletin (SAB) No. 107, which expresses the staff's views on interactions between SFAS No. 123(R) and certain SEC rules and regulations and provides interpretations of the valuation of share-based payments for public companies. SFAS No. 123(R) will require the Company to measure all stock-based compensation awards using a fair value method and record such expense in its consolidated financial statements. In addition, the adoption of SFAS No. 123(R) will require additional accounting related to the income tax effects and additional disclosure regarding the cash flow effects resulting from share-based payment arrangements. In April 2005, the SEC extended the effective date for SFAS No. 123(R), and the statement is effective as of January 1, 2006 for The Company. The Company does not believe the adoption of SFAS No. 123(R) will have a material impact on its financial statements.

         Conditional Asset Retirement

         In March 2005, the FASB issued FASB Interpretation (FIN) No. 47 - "Accounting for Conditional Asset Retirement Obligations - an Interpretation of SFAS 143 (FIN No. 47). FIN No. 47 clarifies the timing of liability recognition for legal obligations associated with the retirement of a tangible long-lived asset when the timing and/or method of settlement are conditional on a future event. FIN No. 47 is effective no later than December 31, 2005. FIN No. 47 did not impact the Company for the year ended December 31, 2005.

         Accounting Changes and Error Corrections

         In May 2005, the FASB issued SFAS No. 154, "Accounting Changes and Error Corrections." This statement replaces APB Opinion No. 20, "Accounting Changes", and SFAS No. 3, "Reporting Accounting Changes in Interim Financial Statements," and changes the requirements for the accounting for and reporting of a change in accounting principle. This statement applies to all voluntary changes in accounting principles. It also applies to changes required by an accounting pronouncement in the

                               La Fern, Inc. d/b/a
                           Leisure Link International

                          NOTES TO FINANCIAL STATEMENTS

         unusual instance that the pronouncement does not include specific transition provisions. When a pronouncement includes specific transition provisions, those provisions should be followed. SFAS No. 154 requires retrospective application to prior periods' financial statements of voluntary changes in accounting principles. SFAS No. 154 is effective for accounting changes and corrections of errors made during 2007, beginning on January 1, 2007. The Company does not believe the adoption of SFAS No. 154 will have a material impact on its financial statements.

         Inventory Cost

         In November 2004, the FASB issued SFAS No. 151, "Inventory Costs--an Amendment of ARB No. 43, Chapter 4." SFAS No. 151 amends Accounting Research Bulletin ("ARB") No. 43, Chapter 4, to clarify that abnormal amounts of idle facility expense, freight, handling costs, and wasted materials (spoilage) should be recognized as current-period charges. In addition, this statement requires that allocation of fixed production overheads to the costs of conversion be based on the normal capacity of the production facilities. The provisions of this statement are effective for inventory costs incurred beginning in The Company's first quarter of 2006. The Company does not believe that the adoption of SFAS No. 151 will have a material impact on its financial statements.

NOTE 2.  PROPERTY AND EQUIPMENT

         Property and equipment consists of the following as of December 31,

                                        Estimated Useful
                                        ----------------
                                           Lives Years
                                           -----------
                                                         --------------    ----------------
                                                               2005               2004
                                                         --------------    ----------------
         Computer equipment                  5 Years     $      47,982     $        47,982
         Transportation equipment            5 Years            33,000              33,000
         Leasehold improvement               5 Years             1,729               1,729
         Less accumulated depreciation                         (64,196)            (60,953)
                                                         --------------    ----------------

                                                         $      18,515     $        21,758
                                                         ==============    ================

         Depreciation expense for the years ended December 31, 2005 and 2004 totaled $3,243 and $4,629 respectively.

                               La Fern, Inc. d/b/a
                           Leisure Link International

                          NOTES TO FINANCIAL STATEMENTS

NOTE 3.  DEFERRED REVENUE

         Deferred revenue consists of sales commission received from vacation travel suppliers in advance of passenger travel dates, net of cancellations. The advance sales commission is considered unearned revenue and recorded as deferred revenue in the accompanying balance sheets. At December 31, 2005 and 2004, deferred revenues were $117,769 and $78,475, respectively.

NOTE 4.  SUBSEQUENT EVENTS

         Subsequent to December 31, 2005, the Company was acquired by Online Vacation Center Holdings Corp. ("OVCH") on October 3, 2006. The Company will become a wholly owned subsidiary of OVCH and continue its operations as such.

PRO FORMA UNAUDITED CONDENSED CONSOLIDATED FINANCIAL INFORMATION
Balance Sheet as of December 31, 2005

The following pro forma unaudited consolidated financial information gives effect to the acquisition. This pro forma balance sheet assumes the transactions occurred as of December 31, 2005. The pro forma unaudited consolidated financial information is presented for illustrative purposes only. It is not necessarily indicative of the operating results or financial position that would have occurred if the acquisition had been consummated at the beginning of the period indicated, nor is such information indicative of the future operating results or financial position of Online Vacation Center Holdings Corp. after the acquisition.

                                                          Online Vacation                      Effect of
                                                          Center Holdings       La           La Fern, Inc.      Post
                                                               Corp.         Fern, Inc.       acquisition   Acquisition
                                                          ----------------  ------------    --------------  -----------
                       ASSETS
                       ------


CURRENT ASSETS
Cash and cash equivalents                                     $ 2,213,182    $     5,910    $   (25,000)     2,194,092
Accounts receivable, net                                          581,896         12,254                       594,150
Other current assets                                              220,720             --                       220,720
                                                             -----------     -----------    -----------    -----------
Total Current Assets                                            3,015,798         18,164        (25,000)     3,008,962

Restricted cash                                                   315,000             --                       315,000
Property and equipment, net                                       111,100         18,515                       129,615
Deferred income taxes                                           1,116,148             --                     1,116,148
Goodwill                                                               --             --        445,000        445,000
Other assets                                                                       8,112                         8,112
Intangible assets, net                                             44,314             --                        44,314
                                                              -----------    -----------    -----------    -----------
Total Assets                                                  $ 4,602,360    $    44,791    $   420,000    $ 5,067,151
                                                              ===========    ===========    ===========    ===========

                  LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES
Accounts payable and accrued liabilities                      $   894,187    $   132,152         22,500      1,048,839
Related party loans                                                    --             --                            --
Deferred revenue                                                  479,434        117,769                       597,203
Customer deposits                                               1,575,475             --                     1,575,475
                                                              -----------    -----------    -----------    -----------
Total Current Liabilities                                       2,949,096        249,922         22,500      3,221,518

Interest payable, long-term portion                                                              22,500         22,500
Convertible note                                                                                169,869        169,869
Subordinate debentures                                          3,000,000             --                     3,000,000
                                                              -----------    -----------    -----------    -----------
Total Liabilities                                               5,949,096        249,922        214,869      6,413,887
                                                              -----------    -----------    -----------    -----------

Common stock, $0.01 par value, 100 shares authorized,
issued, and outstanding                                                                1             (1)            --

ORIGINAL CAPITAL STRUCTURE
Common Stock, 20,000,000 shares authorized at
$.001 par value; 171,429 shares issued and outstanding                171                                          171
Additional paid-in capital                                        248,473        737,465       (737,465)       248,473
Accumulated deficit                                            (1,595,380)      (942,597)       942,597     (1,595,380)
                                                              -----------    -----------    -----------    -----------
Total Shareholders' Equity (Deficiency)                        (1,346,736)      (205,131)       205,131     (1,346,736)
                                                              -----------    -----------    -----------    -----------

Total Liabilities & Shareholders' Equity                      $ 4,602,360    $    44,791    $   420,000    $ 5,067,151
                                                              ===========    ===========    ===========    ===========

PRO FORMA UNAUDITED CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS For the year ended December 31, 2005

The following pro forma unaudited consolidated financial information gives effect to the acquisition and assumes the transactions occurred as of January 1, 2005. The pro forma unaudited consolidated financial information is presented for illustrative purposes only. It is not necessarily indicative of the operating results or financial position that would have occurred if the acquisition had been consummated at the beginning of the period indicated, nor is such information indicative of the future operating results or financial position of Online Vacation Center Holdings Corp. after the acquisition.

                                                      Online Vacation                           Effect of
                                                      Center Holdings           La            La Fern, Inc.          Post
                                                           Corp.            Fern, Inc.         acquisition        Acquisition
                                                     ------------------ ------------------- ------------------- -----------------
NET REVENUES                                         $       7,975,688  $          612,710                      $      8,588,398

Cost of goods sold                                                                  11,465                                11,465
                                                                        -------------------                     -----------------

GROSS PROFIT                                                                       601,245                             8,576,933

OPERATING EXPENSES:
Sales and marketing                                          2,052,933             356,808                             2,409,741
General and administrative                                   3,875,781             293,114                             4,168,895
                                                     ------------------ -------------------                     -----------------

INCOME (LOSS) FROM OPERATIONS                                2,046,974             (48,676)                            1,998,298
                                                     ------------------ -------------------                     -----------------

Other expenses:
  Interest expense, net                                       (238,607)            (13,386)                             (251,993)
                                                     ------------------ ------------------- ------------------- -----------------

Total other expenses, net                                     (238,607)            (13,386)                  -          (251,993)
                                                     ------------------ ------------------- ------------------- -----------------

Earnings from continuing operations
   before provision for income taxes                         1,808,367             (62,062)                            1,746,305

Provision (benefit) for income taxes                          (412,168)                  -                   -          (412,168)
                                                     ------------------ ------------------- ------------------- -----------------

NET INCOME (LOSS)                                    $       2,220,535  $          (62,062) $                -  $      2,158,473
                                                     ================== =================== =================== =================

EARNINGS PER SHARE - Basic                           $           12.95  $          (620.62)                     $         12.591
                                                     ================== ===================                     =================

Weighted average shares outstanding - basic                    171,429                 100                (100)          171,429
                                                     ================== =================== =================== =================

EARNINGS PER SHARE - Fully Diluted                   $           12.95  $          (620.62)                     $         12.591
                                                     ================== ===================                     =================

Weighted average shares outstanding - fully diluted            171,429                 100                (100)          171,429
                                                     ================== =================== =================== =================

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